Other Non-current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Other Non-current Assets
Non-current portion of national subsidy receivable	¥ 651,006
Receivables of installment payments for battery	637,402		¥ 657,698
Long-term deposits	128,355		848,655
Right of use assets - finance lease	95,887		155,051
Prepayments for purchase of property and equipment	15,072		17,603
Others	34,033		74,093
Total	¥ 1,561,755	$ 239,350	¥ 1,753,100